CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is entered into as of this 14th day of June, 2022 (the "Effective Date"), by and between Alchemy Advisory LLC, a Limited Liability Company organized under the laws of Puerto Rico (the "Consultant") and located at 13600 Carr 968, Apt 64, Rio Grande, PR 00745, and Medical Industries of the Americas Inc., a Delaware corporation (the "Company") and having its principal place of business at 1600 State Docks Rd, Eufaula, AL 36027. The Company and Consultant are collectively referred to herein as the "Parties".

WHEREAS, the Company is a PPE manufacturer with several product lines the primary among which are latex gloves and temperature packs;

WHEREAS, Consultant is operating as a financial and business consultant;

WHEREAS, the Company desires to retain Consultant, and Consultant desire to be retained by the Company;

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

1. DUTIES. (a) The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a strategic business consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. Consultant shall perform all duties and obligations as described in this Section and agrees to be available at such times as may be scheduled by the Company. It is understood, however, that the Consultant will maintain Consultant's own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

(b) Description of Consulting Services. The Consultant agrees, to the extent reasonably required in the conduct of its business with the Company, to place at the disposal of the Company its judgment and experience and to provide financial and business advice to the Company including, but not limited, to (a) assist in drafting a public company competitive overview, (b) assist in preparing and/or reviewing a valuation analysis, (c) assist in drafting marketing materials and presentations, (d) reviewing the Company's business requirements and discuss financing and businesses opportunities, (e) investor relations introductions, (f) legal counsel introductions, (g) auditor introductions, (h) investment banking and research introductions, (i) m&a canvassing and ways to grow the business organically, and (j) stand by capital markets advisory services as needed.

2. TERM. The Term of this contract is for 3 months, at which point the contract can be extended with the consent of both parties in writing.

3. COMPENSATION. For services rendered hereunder, the Company shall pay to the Consultant a sum of Thirty Thousand Dollars $30,000.00. The cash payment is due within 10 days of the signing of this Agreement. In addition to the cash payment, the Company shall issue Sixty Thousand (60,000) restricted shares of the Company's common stock (the "Shares") to the

Consultant within five (5) business days of executing this Agreement. For the avoidance of doubt, these shares are in addition to the One Hundred and Fifty One Thousand and Five Hundred (151,500) restricted shares of common stock that were issued to the Consultant as per the original consulting agreement dated November 2021. Hence the total number of shares to be issued to the Consultant by the Company shall equal Two Hundred and Eleven Thousand and Five Hundred (211,500) restricted shares of common stock. For all relevant purposes, the number of shares to be issued and delivered to the Consultant, shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company's common stock, which may occur between the date of the execution of this agreement and the Company's initial public offering on a primary exchange. For clarity, in the event the Company undertakes a reverse stock prior to the Company's IPO then the Company agrees to issue additional shares so that the Consultant will have Two Hundred and Eleven Thousand and Five Hundred (211,500) restricted shares of common stock post reverse stock split. However, notwithstanding the foregoing, the Consultant shall not receive more than 9.99% of the Company's issued and outstanding common stock post reverse stock split. The Shares will also have a piggy-back registration rights and will be registered whenever the Company is required or proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations) in a registration statement filed with the U.S. Securities and Exchange Commission.

4. EXPENSES. The Company agrees to reimburse the Consultant from time to time, for reasonable and pre-approved in writing, including via email, out-of-pocket expenses incurred by Consultant in connection with its activities under this Agreement.

5. INVESTOR REPRESENTATIONS. The Consultant represents and warrants to the Company that:

(a) The Consultant represents that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "**Securities Act**"), and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to "accredited investors" under the Securities Act and similar exemptions under state law.

(b) The Consultant is acquiring the Shares solely for investment purposes, for the Consultant's own account (and/or for the account or benefit of its members or affiliates, as permitted, and not with a view to the distribution thereof and the Consultant has no present arrangement to sell the Shares to or through any person or entity.

(c) The Consultant acknowledges and understands the Shares are being transferred to it by the Company in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Shares have not been registered under the Securities Act and, if in the future the Consultant decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable Shares laws of any state or any other jurisdiction. Consultant agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Consultant may be required to deliver to the

Company an opinion of counsel satisfactory to the Company with respect to such transfer. Absent registration or another available exemption from registration, the Consultant agrees it will not resell the Shares.

(d) The Consultant is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

(e) The Consultant is aware that an investment in the Shares is highly speculative and subject to substantial risks because, among other things, the Shares are subject to transfer restrictions and have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Consultant is able to bear the economic risk of its investment in the Shares for an indefinite period of time.

(f) The Consultant, in making the decision to acquire the Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company. The Consultant is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from the Company's officers and directors concerning the Company has had full access to such other information concerning the Company as the Consultant has requested.

6. PIGGYBACK REGISTRATION RIGHTS. If the Company shall determine to register for sale for cash any of its securities, for its own account or for the account of others (other than the Consultant), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, or (iii) in connection with any offering involving an underwriting of securities to be issued by the Company, the managing underwriter shall prohibit the inclusion of securities by selling holders in such registration statement or shall impose a limitation on the number of securities which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental (piggyback) right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all securities sought to be included therein by (A) any holder thereof not having any such contractual, incidental registration rights, and (B) any holder thereof having contractual, incidental registration rights subordinate and junior to the Consultant's Registrable Securities, the Company shall then be obligated to include in such registration statement only such limited portion (which may be none) of the Consultant's Registrable Securities with respect to which such holder has requested inclusion hereunder. The Company shall promptly give to the Consultant written notice thereof (and in no event shall such notice be given less than ten (10) calendar days prior to the filing of such registration statement), and shall include as a Piggyback Registration all of the shares specified in a written request delivered by the Consultant thereof within five (5) calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the Consultant, withdraw such registration statement prior

to it becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby. For the avoidance of doubt, all shares issuable to the Consultant as per this agreement will be registered in the S-1 statement filed by the Company's prior to its Initial Public Offering on primary exchange.

7. CONFIDENTIALITY. All knowledge and information of a proprietary and confidential nature relating to the Company which the Consultant obtains during the Consulting period, from the Company or the Company's employees, agents or Consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company's benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withhold by the Company in its sole discretion.

8. INDEPENDENT CONTRACTOR STATUS. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity that as herein provided.

9. TERMINATION. This Agreement may be terminated by mutual consent of both parties at any time, provided, however, that termination shall not relieve the Company from paying the compensation already accrued.

10. NO THIRD-PARTY RIGHTS. The parties warrant and represent that they are authorized to enter into this Agreement and that no third parties, other than the parties hereto, have any interest in any of the services contemplated hereby.

11. ABSENCE OF WARRANTIES AND REPRESENTATIONS. Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein. All representations and warranties of either party contained herein shall survive its signing and delivery.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

13. ATTORNEY'S FEES. In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorney's fees and costs.

14. VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

15. NO-DISCLOSURE OF TERMS. The terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law or as necessary to comply with law or preexisting contractual commitments.

16. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement supersedes and replaces any and all previous agreements between the parties. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

The Company

Medical Industries of the Americas Inc.
a Delaware Corporation

DocuSigned by:

By: David Silver
Chief Executive Officer

The Consultant

Alchemy Advisory LLC
a Puerto Rico Limited Liability Company

DocuSigned by:
Dmitriy Shapiro

By: Dmitriy Shapiro
Founder

Exhibit A

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
MEDICAL INDUSTRIES OF THE AMERICAS INC.

The undersigned, representing all the members of the Board of Directors ("**Board**") of MEDICAL INDUSTRIES OF THE AMERICAS, INC., a State of Delaware corporation (the "**Company**"), hereby take the following actions and adopt the following resolutions by written consent without a meeting of the Board, to be effective as of June 14, 2022:

1. Authority to Act by Written Consent.

RESOLVED, any action authorized in writing by all of the directors entitled to vote thereon and filed with the minutes of the Company shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

2. Ratification of Consulting Agreement

RESOLVED, that the Chief Executive Officer of the Company executed and delivered to Alchemy Advisory LLC ("**Alchemy**") the Consulting Agreement between the Company and Alchemy dated June 14, 2022, a copy of which is attached hereto as Exhibit A ("**Consulting Agreement**").

RESOLVED, that the Board has reviewed the Consulting Agreement and believes it to be advisable and in the best interests of the Company, and accordingly, hereby approves, adopts, consents to, votes for, ratifies and confirms the Consulting Agreement, and hereby directs, authorizes and empowers the Chief Executive Officer to perform the obligations of the Company thereunder as he may deem necessary or appropriate.

RESOLVED, that the Board hereby ratifies and confirms the issuance of the shares of the common stock, in consideration for the services rendered to the Company pursuant to the Consulting Agreement, effective as of June 14, 2022, as follows:

Name	Shares Issued
Alchemy Advisory LLC	211,500 shares of Common Stock

3. Omnibus Resolutions.

RESOLVED, that the officers of the Company are authorized and empowered to take all such actions (including, without limitation, soliciting appropriate consents or waivers from the stockholder) and to execute and deliver and file all such documents and pay all such expenses as may be necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and to effect any transactions contemplated thereby and the performance of any such

actions and the execution and delivery of any such documents shall be conclusive evidence of the approval of the Board thereof and all matters relating thereto.

RESOLVED, that the omission from these resolutions of any approval or other arrangement contemplated by any of the approvals or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the approvals or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Board or the officers of the Company to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

This action shall be filed with the minutes of the proceedings of the Board and shall be effective as of the date of execution below. Any copy, facsimile or other reliable reproduction of this action may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction be a complete reproduction of the entire original writing.

IN WITNESS WHEREOF, the undersigned directors of the Board of the Company have set his hand to this Written Consent this June 14, 2022.

DocuSigned by:

By: Abraham Summers
Name: Abraham Summers
Title: Director

By:____________________________
Name:
Title: Director

By:____________________________
Name:
Title: Director

By:____________________________
Name:
Title: Director